EXHIBIT 99.6

RRMS ADVISORS (“RRMS”) DUE DILIGENCE NARRATIVE REPORT

RRMS ADVISORS DUE DILIGENCE NARRATIVE REPORT

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

RRMS Advisors performed due diligence services as described below utilizing various scopes of review. All of these reverse mortgage loans were purchased by Brean Asset Backed Securities LLC (“Client”) and were reviewed by RRMS Advisors on behalf of the Client. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted and selected for f the securitization mortgage loan population reviewed by RRMS Advisors.

The mortgage loan review sample was broken down into the following review scopes (the “RRMS Population”):

• “Credit Review”:	113 reverse mortgage loans

• “Data Integrity Review”:	113 reverse mortgage loans

RRMS‘s disclosures herein reflect findings on the securitization population (as known by RRMS as of the date hereof.

(3) Determination of the sample size and computation.

The RRMS Population, to our knowledge, is not all of the mortgage loans in the securitization population.

(4) Quality or integrity of information or data about the assets: review and methodology.

RRMS compared certain data fields on the securitization tape provided by Client to the data found in the actual file as captured by RRMS. The fields included in the data integrity review are detailed below

Appraisal Date	Coborrower Gender	Original Repair Set-aside
Appraisal Effective Date	Coborrower Last Name	Property Type
Appraised Value	Desk Review Value	Sales Price (Purchase Loan)
Borrower Birth Date	Funding Date	Secondary Appraisal Date
Borrower First Name	Life Expectancy Set-Aside (LESA)	Secondary Appraisal Effective Date
Borrower Gender	Monthly HOA Dues	Secondary Appraised Value
Borrower Last Name	Monthly Taxes	State
City	Original Interest Rate	Street
Coborrower Birth Date	Original Principal Limit	Zip
Coborrower First Name

Additionally, RRMS verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were sixty-one (61) years or older at the time of the reverse mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) that the calculated residual income was used in the assessment of the Life Expectancy Set-Aside Amount.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

RRMS reviewed asset origination materials and files to the standards, criteria or other requirements, including, as applicable, the requirements described below, that were provided to RRMS and/or as directed by Client.

Credit Application: For the borrower’s credit application, RRMS verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s income and employment history, as applicable.

Credit Report: RRMS confirmed the presence of a credit report, that met stated underwriting guideline requirements, for each borrower and that such borrower’s credit profile adhered to such guidelines. In order to make this determination, RRMS (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) gathered liabilities listed on the credit report to be included in the residual income calculation as appropriate, and (iii) gathered other data as required to verify adherence to the stated underwriting guidelines in place at the time of loan application.

Employment and Income: RRMS determined whether applicable supporting employment and income documentation was present in the reverse mortgage loan file and where possible, wasn’t fraudulent. During this review, RRMS verified whether the income used to qualify the reverse mortgage loan was calculated in accordance with the underwriting process and included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, (vii) Social Security Award Letters and (viii) bank statements.

Hazard/Flood Insurance/Taxes: RRMS conducted a review of the insurance present on the reverse mortgage loan and verified that (i) the hazard insurance met the a required coverage amount (ii) the mortgagee clause listed the lender’s name and numerous successors and assignee (iii) confirmed that the payment of the premium amount on both the hazard and flood insurance, were made (iv) the flood certification was for the correct borrower, property, lender and mortgage loan number.

Occupancy Review: RRMS confirmed the property occupancy is consistent with the reverse mortgage loan approval and borrowers’ application disclosure based solely on information contained in the reverse mortgage loan file including any fraud reports. This review included a review of the property insurance policy and other documentation in the file (for example, appraisal, income tax returns or transcripts) to confirm that there are no indicators that the property is not the borrower’s principal residence. RRMS also confirmed that the borrower signed an occupancy certificate at the time of the origination of the reverse mortgage loan stating that they did occupy the property as required for reverse mortgage loans.

Guideline Review: RRMS confirmed the reverse mortgage loan was originated in accordance product requirements by reviewing conformity of mortgage loan, transaction type, and borrower characteristics. Mortgage characteristics examined included (i) residual income of the borrower, (ii) the LTV, (iii) the credit score for each borrower, (iv) property type, and (v) property usage.

Reverse Mortgage Counseling: RRMS reviewed the file to determine if the Certificate of Reverse Mortgage Counseling was in the file and executed by the borrower(s).

Additional Review of Mortgage Loan File: RRMS also reviewed the closing documents to ensure that the reverse mortgage loan file information is complete, accurate, and contains consistent documentation. Included in this portion of the review are items such as reviewing for whether the property is located in an area that was listed as a FEMA disaster zone and that the borrower certifies no damage to the property existed subsequent to the appraisal date.

(6) Value of collateral securing the assets: review and methodology.

RRMS review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. RRMS review included reviewing the valuation or valuations for the following items: (i) the age of the appraisal, (ii) verification of the property address, (iii) completeness and accuracy of the appraisal form, (iv) verification of the appraiser licensing, (v) the comparable sales analysis including age, distance, and adjustments RRMS also confirmed that the requirements for a second appraisal and for an additional product confirming origination value, were obtained by the Client as required

Other aspects of RRMS review included (i) verifying that the address in the origination file matched the mortgage note, (ii) verifying that the appraisal and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, ((iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vi) confirming that the value product that was used as part of the origination decision was directly accessible to RRMS, or if it was not directly accessible that another valuation product that was directly accessible to RRMS. If more than one valuation was provided, RRMS confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, RRMS created an exception and worked with the Client on the next steps, which included ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions (“BPO”), and full appraisals. If the property valuation products included in RRMS review resulted in a variance of more than 10% then the Client was notified of such variance. Which may have led to an additional independent valuation product being ordered. RRMS also identified a BPO for any reverse mortgage loan where the valuation product in the file was more than twelve (12) months seasoned at the time of RRMS review. RRMS compared the value of this BPO to the value used by the Client to determine their LTV and if the value of the BPO showed more than a 10% negative variance, an additional valuation product was obtained.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(8) Document Review

RRMS reviewed each reverse mortgage loan file and verified if the following documents, if applicable for the review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

•	Initial application;

•	Final application;

•	Loan Agreement;

•	Appraisal;

•	Sales contract;

•	Title/Preliminary Title;

•	Final HUD-1;

•	Mortgage/Deed of Trust;

•	Credit Report;

•	Flood Certificate;

•	Hazard Policy;

•	Financial Assessment;

•	Counseling Certificate;

•	Occupancy Certificate; and

•	FACTA disclosures.

(9) Other: review and methodology.

Not applicable.

SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence-15E.

Overall Results Summary

There were 113 reverse mortgage loans in the final population as reviewed by RRMS. After considering the grading implications of the Credit and Property/Valuation sections below, 92.92% of the reverse mortgage loans by number in the pool have a NRSRO grade of “A”. After all documents were presented, (8) of the reverse mortgage loans had credit and/or valuations exceptions; and eight of the reverse mortgage loans had exceptions that triggered a “B”, “C” or “D” rating under the NRSRO rating criteria noted above.

NRSRO Grade	Loan Count	% of Loans
A	105	92.92%
B	8	7.08%
C	0	0.00%
D	0	0.00%
Total	113	100.00%

Credit Results Summary

94.69% of the reverse mortgage loans by number in the securitization have a Credit grade of “A”, and 5.31% of the reverse mortgage loans by number in the securitization have a Credit grade of “B”

NRSRO Grade	Loan Count	% of Loans
A	107	94.69%
B	6	5.31%
C	0	0.00%
D	0	0.00%
Total	113	100.00%

Valuation Results Summary

98.23% of the reverse mortgage loans by number in the securitization have a Valuation grade of “A”, and 1.77% of the reverse mortgage loans by number in the securitization have a Credit grade of “B”

NRSRO Grade	Loan Count	% of Loans
A	111	98.23%
B	2	1.77%
C	0	0.00%
D	0	0.00%
Total	113	100.00%

EXCEPTION DETAIL

The lists below detail the exceptions that would have driven an individual “B”, “C”, or “D” grade.

Exception Type	Exception Level Grade	Exception Category	Total
Credit or Valuation	B	Credit	6
		Valuation	2
		Total Credit and Valuation Grade (B) Exceptions:	8
		Total Exceptions:	8
		Grand Total:	8

DATA INTEGRITY REVIEW RESULTS SUMMARY (113 Reverse Mortgage Loans)

RRMS compared data fields on the securitization tape provided by the Client to the data found in the actual file. No variances were identified.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Borrower Birth Date	0	113	0.00%	113
Borrower First Name	0	113	0.00%	113
Borrower Gender	0	113	0.00%	113
Borrower Last Name	0	113	0.00%	113
City	0	113	0.00%	113
Coborrower Birth Date	0	113	0.00%	113
Coborrower First Name	0	113	0.00%	113
Coborrower Gender	0	113	0.00%	113
Coborrower Last Name	0	113	0.00%	113
Original Principal Limit	0	113	0.00%	113
Original Repair Set-aside	0	113	0.00%	113
Property Type	0	113	0.00%	113
State	0	113	0.00%	113
Street	0	113	0.00%	113
Zip	0	113	0.00%	113
Appraisal Date	0	113	0.00%	113
Appraisal Effective Date	0	113	0.00%	113
Appraised Value	0	113	0.00%	113
Desk Review Value	0	113	0.00%	113
Life Expectancy Set-Aside (LESA)	0	113	0.00%	113
Monthly HOA Dues	0	113	0.00%	113
Monthly Taxes	0	113	0.00%	113
Sales Price (Purchase Loan)	0	113	0.00%	113
Funding Date	0	113	0.00%	113
Original Interest Rate	0	113	0.00%	113
Secondary Appraisal Date	0	113	0.00%	113
Secondary Appraisal Effective Date	0	113	0.00%	113
Secondary Appraised Value	0	113	0.00%	113
Total	0		0.00%	113

VALUE REVIEW RESULTS SUMMARY (113 Reverse Mortgage Loans)

RRMS confirmed that each reverse mortgage loan file contained the appraisals as well as a secondary valuation product that supported the Client’s value used for LTV within -10%, other than the two loans with B valuation grades as noted above. None of the Client’s valuations were seasoned more than twelve (12) months of origination.